["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                                                   EXHIBIT 10.10

                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                BY AND BETWEEN
                            V.I. TECHNOLOGIES, INC.
                                      AND
                      UNITED STATES SURGICAL CORPORATION
                           EFFECTIVE OCTOBER 4, 1996

                       EXCLUSIVE DISTRIBUTION AGREEMENT


        THIS AGREEMENT (this "Agreement"), made this 11th day of September, 1996 by and between V. I. TECHNOLOGIES, INC., a Delaware corporation having its principal place of business at 155 Duryea Road, Melville, New York 11747 (formerly known as Melville Biologics, Inc.) ("VITEX"), and UNITED STATES SURGICAL CORPORATION, a Delaware corporation having its principal place of business at 150 Glover Avenue, Norwalk, Connecticut 06856 ("USSC").

        WHEREAS, VITEX is the owner and/or licensee of proprietary rights to certain fibrin-based surgical glue and certain related applicator technology; and

        WHEREAS, USSC is engaged in the manufacture, distribution and sale of sutures, surgical staples and other devices and products used in surgery; and

        WHEREAS, VITEX wishes to grant USSC exclusive rights to distribute and sell its fibrin-based surgical glue, and improvements thereto, together with the option to obtain exclusive rights to related applicator technology, and certain other products; and

        WHEREAS, USSC is willing to accept such rights and option; all on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the parties agree as follows:


        1.     DEFINITIONS.

        (a) For purposes of this Agreement, the definitions set forth below shall be applicable:

        "Act" shall mean the United States Food, Drug and Cosmetic Act of 1938, as amended.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        "Action" shall mean an action, suit or proceeding, whether civil or criminal or in law or in equity.

        "Affiliate" shall mean, as to each party to the Agreement, a Person (as hereinafter defined) which (i) directly or indirectly owns or controls a majority of the voting power of such a party, (ii) a majority of its voting power is directly or indirectly owned or controlled by such party, or (iii) a majority of its voting power is directly or indirectly owned or controlled by an entity which directly or indirectly owns or controls a majority of the voting power of such party. Notwithstanding the foregoing, VITEX's principal stockholders, the New York Blood Center and Ampersand Ventures shall not be considered Affiliates of VITEX.

        "Applicator Product" shall mean a product whose primary function is to apply a Product, Improved Product or Enhanced Product.

        "CRO" shall mean clinical research organization.

        "Enhanced Product" shall mean a Product or Improved Product for use within the Field ***************************************************************
********************************************************************************
******************************.

        "Exclusivity Minimum Sales" shall have the meaning set forth in Exhibit C to this Agreement.

        "Existing Patents" shall mean the patents and patent applications owned by, or licensed to, VITEX or any of its Affiliates, or in which any of such Persons have any right, title or interest, and which involve or relate to a Product, and all foreign and domestic patents issuing on any of the foregoing patent applications, and all continuations, continuations-in-part, divisions, reissues, reexaminations, additions and renewals thereof including, without limitation, the patents and patent applications listed on Exhibit B to this Agreement.

        "Field" shall mean all in vivo human and veterinary medical applications involving gluing, sealing or providing hemostasis of or within any tissue, body or organ, or a part or portion of any thereof.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        "Future Patents" shall mean any patents or patent applications which may after the execution of this Agreement by the parties hereto be or become owned by, or licensed to, VITEX or any of its Affiliates, or in which any of them may have any right, title or interest, and which involve or relate to Products and all foreign and domestic patents issuing on any of the foregoing patent applications, and all continuations, continuations-in-part, divisions, reissues, reexaminations, additions and renewals thereof.

        "GAAP" shall mean generally accepted accounting principles.

        "Good Manufacturing Practices" shall mean good manufacturing practices as required by a Governmental Body (defined below) under applicable Law (defined below) including, without limitation, good manufacturing practices recited for medical devices set forth at 21 C.F.R. ss.821, as amended from time to time, and the Establishment Regulation and Device Listing for Manufacturers of Devices set forth at 21 C.F.R. ss.807, as amended from time to time.

        "Governmental Approvals" shall mean permits, licenses, consents, authorizations, approvals and filings with and registrations from any Governmental Body specifically relating to the manufacture, marketing, distribution or sale of a Product (defined below), but excluding any of the foregoing necessary to conduct or engage in business generally or the manufacturing, marketing, distribution or sale of surgical, medical or pharmaceutical products generally.

        "Governmental Body" shall mean any agency, bureau, commission, court, department, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

        "Improved Product" shall mean modified versions of a Product which improve the storage or reconstitution time of a Product. Examples include a
********************************************************************************
***********************************************.

        "Laws" shall mean statutes, laws, regulations, rules, ordinances, guidelines, judgments, orders, decisions or interpretations of any Governmental Body.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        "Lien" shall mean any mortgage, lien (voluntary or involuntary), pledge, hypothecation, charge, preference, priority, security interest, claim, right or encumbrance of any kind.

        "ML" shall mean milliliter.

        "Net Sales" shall mean gross sales of Products billed and shipped by USSC or its Affiliates or permitted assignees less allowances and discounts actually allowed (other than advertising allowances, or fees or commissions to salesmen or sales representatives), returns, invoices written off as uncollectible, billed taxes and customs duties, costs of insurance and transportation freight and transit insurance, and shall not include samples or demonstration materials or any sales to USSC employees for any reason other than resale. The term "Net Sales" shall not include sales between USSC and its Affiliates, or permitted assignees. For purposes of the "Net Sales" definition, the term Products shall also include Products sold in packages, trays or other groups of items consisting of one or more Products and one or more other products (the "Package"). The Net Sales price of any Product sold in a Package shall bear the same ratio to the Net Sales price of the Package, as the individual retail list price of the Product bears to the sum of all individual retail list prices of every item in the Package if all of such items were sold separately.

        "New Product" shall mean a product which is not a Product, an Improved Product, or an Enhanced Product for use in the Field **************************
********************.

        "New Application" shall mean any medical application of a Product, Improved Product, or Enhanced Product for use outside the Field. Examples include liposome-encapsulated chemotherapeutics delivered by fibrin glue.

        "New York Blood Center License Agreement" shall mean that certain agreement entitled "Exclusive License Agreement (#4) for Virally Inactivated Fibrin Sealant/Thrombin Product between the New York Blood Center, Inc. and Melville Biologics, Inc.", a copy of which is attached hereto as Exhibit E.

        "Patents" shall mean collectively, Existing Patents and Future Patents.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        "Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political sub division of any agency or instrumentality thereof.

        "Products" shall mean collectively, fibrinogen combined with thrombin and reconstitution solution (sometimes referred to as fibrin sealants or fibrin glues) for use in the Field. Exhibit A shall contain initial specifications of the Product.

        "Region" shall mean, as the context shall apply, **********************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
********************************************.

        "Regulatory Costs" shall mean all costs, fees and expenses incurred or required to be incurred by any party to this Agreement and their respective advisors, consultants, representatives, agents and contractors in order to obtain all necessary Governmental Approvals including, without limitation, the costs of clinical trials.

        "Technology" shall mean all technology pertaining to Products, including, without limitation, data, inventions, applications, ideas or concepts, processes, formulae, mixtures, compositions, delivery systems, techniques, designs, specifications, drawings, technical information, methods, analyses, test reports, component lists, catalogues, vendor lists and supplier lists pertaining, directly or indirectly, to development, manufacture, production, supply or use, including, but not limited to, technology that is or could be the subject matter of a foreign or domestic patent or patent application, whether or not reduced to writing in a patent application, records pertaining to the manufacturing of the Products, including, without limitation, batch production records, QC records and test methods and validation, as well as all pharmaceutical and toxicological parts of all registration dossiers, including all reasonable biological studies, virus validation studies, and expert reports insofar as any of the foregoing relates to Products, and (ii) the description of the processes involving or related to the manufacture or production of the Products, including, without limitation, as described in Exhibit D to this Agreement.

        "Territory" shall mean all countries of the world.

        (b) In addition to the foregoing defined terms, the following terms shall have the meanings set forth in the referenced Sections of this Agreement:

               Term                                                     Section
               ----                                                     -------
               Alternative Enhanced Product Transaction                     2
               Bayer                                                       14
               Capacity Event                                               8
               Capacity Event License                                       8
               Capacity Event Period                                        8
               Capacity Event Royalty                                       8
               Clinical Trial Committee                                     6
               Confidential Information                                     7
               Dispute                                                     25
               Distribution Rights                                          2
               Effective Date                                              26
               Enhanced Product Exclusive Evaluation Period                 2
               Exclusive Evaluation Period                                  2
               Exclusive Negotiation Period                                 2
               Exclusivity Distributorship Fee                              5
               Existing Trial                                               6
               Forecast                                                     8
               Force Majeure                                               22
               IPRs                                                        16
               Liability                                                   11
               Maximum Japanese Price                                       9
               NYBC                                                        16
               NYBC IPR                                                    16
               NYBC License                                                17
               Plasma Recall                                               12
               Price Increase Event                                         9

               Price Increase Level                                         9
               Purchase Price                                               9
               Regional Producer                                            3
               Regional Sourced Products                                    3
               Rights                                                       2
               Royalty                                                      5
               Senior Executives                                           24
               Term                                                         4
               USSC Events of Default                                      18
               USSC Indemnified Party                                      11
               VITEX Events of Default                                     18
               VITEX Indemnified Party                                     11
               VITEX Marketing Materials                                   13


        2.     RIGHTS GRANTED.
               --------------
        For and during the Term (defined below), and subject to the terms and conditions of this Agreement, the Parties agree to the following:

        (a) Products: VITEX hereby grants and conveys to USSC the exclusive right in the Territory to seek Governmental Approvals, use, market, distribute and sell Products for use in the Field (collectively, the "Rights"). The Rights shall include, but are not limited to, the right to market, distribute and sell Products individually or in kits which may include one or more Products and one or more other products, in USSC sole and absolute discretion.

        (b)    Improved Product:

        (i) If during the Term, VITEX or any of its Affiliates conceives, develops or obtains any rights, title or interest in an Improved Product, VITEX shall furnish full written details thereof to USSC, shall provide to USSC any prototype thereof in VITEX's possession or control and such Improved Product shall be deemed to be Products for all purposes of this Agreement and included within USSC's Rights under this Agreement.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        (ii) Notwithstanding Section 2(b)(i) above, during the term of this Agreement, VITEX may propose to USSC, or USSC may propose to VITEX that VITEX undertake development of a certain Improved Product. In either such event, VITEX shall prepare and submit to USSC a detailed research and development plan including proposals for research personnel, budgets and time frames for the development of such Improved Product. If the parties shall agree upon such research and development plan, USSC shall reimburse VITEX ******************* of VITEX's documented and agreed upon direct research and development costs (i.e. ****************************************************************************)
pursuant to such plan for such Improved Product ******************************
****************************************************************.
Notwithstanding, the failure of USSC to agree to a research or development plan or the funding thereof, or, in the event USSC commences funding and at any time thereafter discontinues funding thereof, in whole or in part, shall not (aa) be deemed a breach of this Agreement, (bb) reduce or eliminate USSC's Rights with respect thereto under this Agreement, nor (cc) provide VITEX with the right to transfer to any third Person any rights, title or interest in or with respect thereto. The parties understand and agree that such USSC commitments and funding shall be subject, in each case, to termination by USSC in its discretion at any time on thirty (30) days notice, provided that USSC shall remain liable for such costs incurred by VITEX thereafter based on prior written agreements or written commitments agreed by USSC in writing which agreements or commitments are not cancellable on such thirty (30) days' notice. In any such event, VITEX will use reasonable efforts to terminate such agreement or commitment as promptly as possible and to minimize the costs resulting therefrom. The control, direction and costs of Phase III clinical trials of Improved Products shall be subject to
Section 6 below in this Agreement.

        (iii) VITEX shall maintain books and records in reasonable detail concerning the research and development costs reimbursable under Section 2(b)(ii) above. USSC shall have the right to inspect and copy such books and records once each calendar year during normal business hours and with prior notice.

        (c)    Enhanced Product:

        (i) USSC shall have the right and option to obtain Rights with respect to Enhanced Products in accordance with this Section 2(c)(i). If during the Term, VITEX or any of its Affiliates conceives, develops or obtains any rights, title or interest in an Enhanced Product,

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

VITEX shall (i) furnish full written details thereof to USSC, (ii) provide to USSC any prototype thereof in VITEX's possession or control, and (iii) provide USSC a detailed research and development plan including proposals for research personnel, budgets and time frames for the development of such Enhanced Product. USSC shall have a period of **************** thereafter (the "Enhanced Product Exclusive Evaluation Period") to exclusively evaluate such research and development plan and to determine whether or not USSC wishes to obtain Rights in respect thereof. During the Enhanced Product Exclusive Evaluation Period, VITEX shall answer USSC questions concerning the Enhanced Products, shall promptly forward to USSC any additional Technology or prototypes related to such Enhanced Product that it may conceive, develop or come into possession or control of during the Enhanced Product Exclusive Evaluation Period together with its best good faith estimate of the expected transfer price thereof. If USSC determines in its discretion to exercise its right and option with respect to such Enhanced Product and USSC gives notice thereof no later than three (3) days after the expiration of the Enhanced Product Exclusive Evaluation Period, then, in such event, USSC shall have Rights with respect to such Enhanced Product provided and for so long as USSC shall agree in its discretion to reimburse VITEX for ***** ************* of VITEX's documented and agreed upon direct research and development costs (i.e. ******************************************************
**********************) for such Enhanced Product occurring on and after such notice date and prior to the design and submission for regulatory approval of Phase III clinical trials and further provided that within thirty (30) days of exercise of such option VITEX and USSC have agreed in writing upon the transfer price for such Enhanced Product which agreement shall be negotiated in good faith, but the failure of the parties to so agree shall not result in the loss of USSC's Rights with respect to such Enhanced Product. The control, direction and costs of Phase III clinical trials of such Enhanced Products shall be subject to Section 6 below. The Parties understand and agree that such USSC commitments and funding shall be subject, in each case, to termination by USSC in its discretion at any time on thirty (30) days notice, provided that USSC shall remain liable for such costs incurred by VITEX thereafter based on prior written agreements or written commitments agreed by USSC in writing which agreements or commitments are not cancellable on such thirty (30) days' notice. In any such event, VITEX will use reasonable efforts to terminate such agreement or commitment as promptly as possible and to minimize the costs resulting therefrom. In the event (i) USSC gives VITEX notice of termination of its commitments and funding with respect to an Enhanced Product under this Section 2(c)(i), and (ii) VITEX thereafter develops such Enhanced Product and/or transfers any right, title or

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

interest therein to any other Person either prior to or during commercialization including, without limitation, in the form of license rights or distribution rights, then, in any such event, VITEX shall repay to USSC from the proceeds, income or other consideration received by VITEX therefrom ******************* of the amount of the funding theretofore provided by USSC to VITEX in connection with such Enhanced Product.

        (ii)   If during the Term, USSC has not exercised its option under
Section 2(c)(i) above with respect to an enhanced Product, USSC shall thereafter have the right and option to obtain Rights with respect to such Enhanced Product in accordance with Section 2(c)(iii) below. In such event, VITEX may proceed with further research and development of such Enhanced Product, provided that it shall periodically advise USSC in reasonable detail of all developments and test results regarding such Enhanced Product and all business plans which VITEX may develop or have developed with respect to such Enhanced Product. If USSC has not exercised its option under Section 2(c)(i) above with respect to an Enhanced Product, VITEX may thereafter enter into a research and development program for such Enhanced Product with another Person (each an "Alternative Enhanced Product Transaction"), provided that the terms agreed upon with a third Person shall not be more favorable or superior to such third Person than were last offered to USSC in writing.

        (iii) If USSC has not exercised its option under Section 2(c)(i) above with respect to an Enhanced Product unless and until VITEX enters into an Alternative Enhanced Product Transaction, USSC shall continue to have the right at its option to obtain Rights with respect to such Enhanced Product on notice to VITEX provided USSC agrees to reimburse VITEX for (aa) ********************* of VITEX's documented direct research and development costs (i.e. ************* ********************************************************************) for such
Enhanced Product occurring after the date of this Agreement and prior to the exercise of such option, plus (bb) ********************* of VITEX's documented and agreed upon direct research and development costs (i.e. ******************* **************************************************************) for such
Enhanced Product occurring after the date such option is exercised and prior to the design and submission for regulatory approval of Phase III clinical trials, plus (cc) in the event Phase III clinical trials for such Enhanced Product have commenced then ************************** of the cost of Phase III clinical trials for such Enhanced Product incurred prior to or after the date of exercise of such option. The parties understand and agree that such USSC commitments shall be subject, in each case, to termination by USSC at any

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

time thereafter on thirty (30) days notice. The control, direction and costs of Phase III clinical trials of such Enhanced Products which are subject to USSC's Rights under this Agreement shall be subject to Section 6 below in this Agreement. In the event (i) USSC gives VITEX notice of termination of its commitments and funding with respect to an Enhanced Product under this Section 2(c)(iii) and VITEX thereafter develops such Enhanced Product and/or transfers any right, title or interest therein either prior to or during commercialization including, without limitation, in the form of license rights or distribution rights, then, in any such event, VITEX shall repay to USSC from the proceeds, income or other consideration received by VITEX therefrom ******************* of the amount of the funding theretofore provided by USSC to VITEX in connection with such Enhanced Product.

        (iv) VITEX shall maintain books and records in reasonable detail concerning the research and development costs reimbursable under this Section 2(c). USSC shall have the right to inspect and copy such books and records once each calendar year during normal business hours and with prior notice.

        (v)    Upon exercise by USSC of its option under Section 2(c)(i) or
(iii) above, such Enhanced Product shall be considered a Product hereunder, except as otherwise expressly stated in this Agreement.

        (d)    New Products and New Applications:

        (i) If during the Term, VITEX or any of its Affiliates conceives, develops or obtains any rights, title or interest in a New Product or New Application, VITEX shall (i) furnish full written details thereof to USSC, (ii) provide to USSC any prototype thereof in VITEX's possession or control, and
(iii) provide USSC a detailed research and development plan including proposals for research personnel, budgets and time frames for the development of such New Product or New Application. USSC shall have a period of ***************** thereafter (the "Exclusive Evaluation Period") to exclusively evaluate and determine whether or not USSC wishes to obtain Rights in respect thereof. During the Exclusive Evaluation Period, VITEX shall answer USSC questions concerning the New Product or Application, shall promptly forward to USSC any additional Technology or prototypes related to such New Product or New Application that it may conceive, develop or come into possession or control of during the Exclusive Evaluation Period. If USSC determines in its discretion to seek Rights

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

with respect to the New Product or New Application and USSC notifies VITEX with respect thereto no later than three (3) days after the expiration of the Exclusive Evaluation Period then, in such event, VITEX shall negotiate exclusively with USSC and in good faith during the following *************** (the "Exclusive Negotiation Period") for a commercially reasonable agreement with respect to such New Product or New Application. If USSC and VITEX reach an agreement during the Exclusive Negotiation Period with respect to a New Product or New Application, then the parties shall promptly reduce such agreement to writing. If USSC (i) determines in its discretion not to obtain rights with respect to such New Product or New Application and notifies VITEX of such determination during either the Exclusive Evaluation Period or the Exclusive Negotiation Period, as the case may be, or (ii) fails to notify VITEX as to whether or not USSC desires to obtain rights with respect to such New Product or New Application no later than three (3) days after the expiration of the Evaluation Period, or (iii) the parties are unable to reach a commercially reasonable agreement during the Exclusive Negotiation Period then, in any such event, VITEX shall be free to sell or transfer to a third Person in its discretion all of its rights, title and interest in and to such New Product or New Product Application *************************************, provided that the terms agreed upon with a third Person shall not be, more favorable or superior to such third Person than were last offered to USSC in writing.

        (ii) Without limiting Section 2(d)(i) above, the parties specifically agree to the following with respect to a New Product consisting of an Applicator
Product: The Exclusive Negotiation Period shall commence following the Effective Date after USSC has received a copy of all intellectual property information and data concerning the Applicator Product together with any prototype which VITEX may have in its possession or control; the parties shall negotiate exclusively and in good faith for the grant to USSC of a worldwide exclusive license to make, use and sell Applicator Products in the Field with Products, Improved Products, Enhanced Products and New Products manufactured by, or licensed to USSC from VITEX. Notwithstanding the foregoing, the parties have agreed that the consideration for such license and rights shall be without a license fee but for a periodic royalty on net sales not less than ****************** and not more than *****************, the exact royalty percentage to be part of such negotiations.

        (e) VITEX shall not, directly or indirectly, (i) grant to any third Person any rights in violation or otherwise inconsistent with the Rights; (ii) market, distribute or sell any Product

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

in violation of the Rights, or (iii) knowingly grant or assist any of its distributors outside of the Field or other third Person the right to market, distribute or sell any Products in the Field. VITEX shall (i) promptly advise USSC in each instance in which it becomes aware of marketing, distribution or sale of any Products in the Field by a distributor of VITEX Products outside of the Field or other third Person, and shall provide USSC the details thereof to the extent and as they become known to VITEX or its Affiliates; and (ii) exercise its contract rights, if any, and the legal and equitable remedies reasonably available to VITEX to enforce the exclusivity and other Rights of USSC under this Agreement. Notwithstanding the foregoing, USSC shall have the right at its option to enforce the Rights against any third Person including, without limitation, by bringing a claim or Action in the name of VITEX. If USSC chooses to exercise its option to enforce its Rights, VITEX shall (i) take no action which would have the effect of hindering, delaying or otherwise impairing or interfering with USSC's enforcement efforts and shall, at USSC's request, discontinue any claim or Action which VITEX shall have previously commenced or maintained against a third Person to enforce the exclusivity and other Rights granted to USSC under this Agreement; (ii) assist USSC in connection with USSC's enforcement efforts in respect of its Rights and USSC shall reimburse VITEX for VITEX's out of pocket expenses, other than attorneys fees and expenses, in connection with such assistance; and (iii) USSC shall bear the expense of such enforcement efforts in respect of its Rights and USSC shall be entitled to the recovery, if any, resulting from such enforcement efforts. No settlement, consent judgment or other final disposition of such claim or Action shall be made on any terms which adversely affects the Rights without the consent of VITEX, which consent will not be unreasonably withheld.

        3.     CONVERSION TO NON EXCLUSIVE RIGHTS; JAPAN AND EUROPE SOURCING.

        (a) The Rights granted to USSC under this Agreement shall be converted to non exclusive upon thirty (30) days notice given by VITEX to USSC if USSC shall fail to achieve the Exclusivity Minimum Sales during the relevant period other than as a result of: *********************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

*******************************************************************************
**************. Notwithstanding, any conversion of Rights in accordance with this Section 3(a) shall not be deemed a breach of this Agreement by USSC or otherwise limit or diminish the rights of USSC under or arising out of this Agreement.

        (b) In the event of any conversion of Rights to nonexclusive as provided in Section 3(a) above, VITEX and third Persons authorized by VITEX to market, distribute and sell Products shall have the right in their discretion to use the Governmental Approvals of USSC, its Affiliates and permitted assignees to import, market, distribute and sell Products, to the extent permitted by applicable Law, until VITEX or such third Persons obtain separate Governmental Approvals, provided that (i) VITEX or such third Persons shall apply for and undertake in good faith to obtain separate Governmental Approvals as promptly as reasonably possible, and *******************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**************************************************************************. In
connection with such separate applications, (i) VITEX and such Third Persons shall be entitled to utilize the same clinical data and other information which USSC, its Affiliates and permitted assignees submitted in connection with their applications for Governmental approvals, and (ii) USSC shall provide reasonable cooperation with VITEX in connection with such separate applications for Governmental Approvals, provided that VITEX shall reimburse USSC for its out of pocket costs, other than attorneys fees and expenses, in connection with such cooperation.

        (c) If at any time during the Term, Japanese Governmental Bodies or European Governmental Bodies require the production of Japanese or European plasma sourced Products, as the case may be, or if the parties otherwise mutually agree that such Japanese or European sourcing would be commercially desirable, VITEX shall have the right to obtain a producer of Products in Japan or in Europe (each a "Regional Producer") who is willing and able to produce Japanese or European plasma sourced Products, as the case may be, (hereinafter collectively, "Region Sourced Products"). VITEX shall notify USSC (if USSC is not already aware) if VITEX becomes aware of any such requirements and shall keep USSC advised of all developments and information VITEX obtains concerning any prospective Regional Producer. If in such circumstances VITEX secures a Regional Producer then VITEX may provide such Regional Producer manufacturing and production rights and licenses to permit such Regional Producer to produce Region Sourced Products for sale to VITEX for resale in the Field exclusively to USSC, its Affiliates and permitted assignees, provided (i) the manufacturing related obligations of VITEX in Section 8 of this Agreement shall be made binding upon each Regional Producer and USSC shall be accorded third party beneficiary rights with respect thereof; (ii) VITEX shall provide USSC a copy of the manufacturing agreement between VITEX and any Regional Producer; (iii) each Regional Producer shall manufacture Products meeting specifications and quality control standards no less stringent than those applicable to production standards under applicable U.S. Laws, and (iv) nothing in this Section 3(c) shall be deemed to permit VITEX to grant any marketing, distribution or sales rights in Japan or Europe without USSC's written approval in USSC's sole and absolute discretion except under the circumstances described in Section 3(a) and
(b).

        (d) The parties shall enter into arrangements regarding title, delivery and similar matters with respect to such permitted alternative sourcing of Product to avoid, to the greatest extent reasonable possible, duplicative taxation of Products and refilings for Governmental Approvals.


        4.     TERM.

        (a) Unless earlier terminated in accordance with the terms and provisions of this Agreement, the term of this Agreement (the "Term") shall be fifteen (15) years, commencing on the Effective Date of this Agreement (defined below).


        5.     EXCLUSIVITY DISTRIBUTORSHIP FEE: CAPACITY EVENT LICENSE ROYALTY

        (a) In consideration of the grant to USSC of the Rights and the other rights under this Agreement, USSC shall pay VITEX (i) an exclusivity distributorship fee (the "Exclusivity Distributorship Fee") in the sum of Three Million Dollars ($3,000,000) in immediately available funds within three (3) business days of the Effective Date of this Agreement.

     (b) In the event a Capacity Event License is granted under Section 8(h), USSC shall deliver quarterly written reports to VITEX for each three (3) month period ending on the last days of the months of March, June, September and December of each year, within forty-five (45) days after the end of each such period. The report shall set forth the Net Sales of Products which are manufactured under the Capacity Event License and sold by USSC, its Affiliates and permitted assignees during the immediately preceding calendar quarter and the amount of the Capacity Event Royalty payable to VITEX. All information contained in such quarterly reports shall be treated as USSC's Confidential Information. Simultaneously with the submission of each report, USSC shall pay to VITEX by check or bank transfer the amount of Capacity Event Royalties due to VITEX for the report period under the terms of this Agreement. USSC shall maintain records in sufficient detail and, upon reasonable notice, allow any independent certified public accounting firm of nationally recognized standing, appointed by VITEX to examine its consolidated books and records. Such examinations shall occur on or after February 15 of any calendar year (or, if VITEX appoints for purposes of such examination the accounting firm employed by USSC to conduct its regular annual audit, prior to February 15,) only during normal business hours and not more than once a year, and shall be solely for the purpose of verifying the calculation of Capacity Event Royalties due under this Agreement. A final such examination may occur once during the year immediately succeeding termination of this Agreement. In the event VITEX appoints for the purpose of examining USSC's consolidated books and records the accounting firm employed by USSC to conduct its regular annual audit, and if the examination provided for herein is performed at substantially the same time as such regular annual audit, the fees and expenses of the accounting firm performing the examination shall be borne by USSC. In any other event, the fees and expenses of the accounting firm performing the examination shall be borne by VITEX. Unless written objection is made by VITEX and delivered to USSC within thirty (30) days after completion of such examinations, the calculation of Royalties paid by USSC prior to the date of such examination shall be final and binding on the Parties, except insofar as adjusted or corrected as a result of USSC's regular annual audit. It is understood that USSC shall not be required to furnish or permit the examination of the identities, at any time, of customers or other information as to specific sales. Any information provided to VITEX or its accountants pursuant hereto shall be treated as USSC's Confidential Information.


     6.   REGULATORY APPROVALS.
          --------------------

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     (a) Following the Effective Date of this Agreement and except as otherwise provided in this Section 6, USSC shall have sole and complete discretion and control, and shall bear all Regulatory Costs for the marketing, distribution and sale of the Product in the Territory by USSC, its Affiliates and permitted assignees. Notwithstanding the foregoing, **************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************************************. Without limiting the foregoing, in the event of a dispute between VITEX and USSC during the course of VITEX managing a U.S. clinical trial, the parties shall discuss and seek to resolve such dispute but USSC shall have final authority with respect to such matter in dispute. VITEX shall maintain books and records in reasonable detail concerning the clinical management costs reimbursable under this Section 6(a). USSC shall have the right to inspect and copy such books and records during normal business hours and with prior notice.

     (b) Promptly following the Effective Date of this Agreement, VITEX shall deliver to USSC a copy of all test results, documentation, information and data in the possession or control of VITEX or its Affiliates involving or relating to the Existing Trial. During the term of this Agreement, VITEX shall (i) make available to USSC a copy of all test results, documentation, information and data involving or relating to the Existing Trial when any of the same becomes available to VITEX or its Affiliates, and (ii) promptly advise USSC of all communications from any Governmental Body with respect to the Existing Trial.

     (c) All documentation, information and data supplied by VITEX or its Affiliates or third Persons hired or employed by VITEX and included in USSC's filings for Governmental Approvals shall contain accurate and complete test results, data and information. Upon USSC's request from time to time during the term of this Agreement, VITEX shall reasonably cooperate and consult with and assist USSC in connection with USSC regulatory interaction involving the Products, other than the management of U.S. clinicals discussed in Section 6(a) above. Such cooperation, consultation and assistance shall be given by VITEX without charge, except that USSC shall pay VITEX's documented and reasonable out of pocket costs (other than attorneys fees and expenses) incurred in connection therewith, provided same shall in each

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

instance be approved by USSC in advance and appropriate documentation thereof submitted to USSC in connection with requests by VITEX for payment of such costs.

     (d) All material communications from Governmental Bodies relating to the marketing, distribution or sale of a Product will be shared by USSC with VITEX. A copy of all proposed filings with Governmental Bodies relating to the marketing, distribution or sale of a Product shall be sent to VITEX in advance of the filing thereof with as much notice as is reasonably possible, in order for VITEX to provide its comments with respect to the proposed filing.

     (e) Each Governmental Approval for the marketing, distribution and sale of a Product obtained hereunder shall be in the name of USSC, a designated Affiliate of USSC or a USSC distributor, except if and insofar as a country's Laws only allow ownership in the name of the manufacturer.

     (f) Promptly following the Effective Date of this Agreement by both parties, the parties shall establish a committee (the "Clinical Trial Committee"). The Committee shall be composed of one individual designated by VITEX and one individual designated by USSC. The Clinical Trial Committee shall meet no less frequently than quarterly to discuss and communicate with respect to clinical trials for Products, to provide advice and recommendations to VITEX and USSC in connection with their responsibilities for clinical trials under this Agreement, and for USSC to advise VITEX concerning the progress of USSC in obtaining Governmental Approvals for Products.

     (g) VITEX shall provide quantities of Product to USSC for research and development and for clinical trials without charge. VITEX shall also provide other assistance to USSC in connection with USSC's conduct of clinical trials, provided that USSC shall reimburse VITEX for its documented and reasonable out of pocket costs (other than attorneys fees and expenses) in connection with such requested assistance, provided same shall in each instance be approved by USSC in advance.

     (h)  *********************************************************************
*******************************************************************************
*******************************************************************************
********.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

Notwithstanding, the foregoing, the Parties acknowledge that there are numerous complexities and uncertainties involved with obtaining Governmental Approvals for a new product, especially a blood product. The Parties understand and agree that reasonable people can differ as to the appropriate strategy, approach or individual decision with respect to obtaining Governmental Approvals and that there can be no assurance that USSC will be able to obtain any of the Governmental Approvals or, if obtained, such Governmental Approvals will be obtained in a timely fashion designed to commercialize the Products. ***********
********************************************************************************
********************************************************************************
********************************************************: (V) any act or
omission of USSC or its Affiliates in good faith to obtain such Governmental Approval; (W) any act or omission of a CRO or other third Person hired or engaged by, or contracted with, USSC, its Affiliate or by a CRO; (X) any act or omission of a Governmental Body; (Y) an act or omission of VITEX or any VITEX Affiliate, any source of a Product or any of its components (e.g. fibrin, thrombin, or reconstitution solution) thereof (including, without limitation,
NYBC), manufacturers, vendors or other third Persons hired or engaged by, or contracted with, any of them in connection with the execution of VITEX's rights and obligations under or arising out of this Agreement, or (Z) Force Majeure, provided that, in any of such events, USSC shall ******************************* ******* to overcome the denial or delay, subject to the foregoing exceptions.
********************************************************************************
****************************** in accordance with this Section 6(h) shall not be deemed a breach of this Agreement by USSC or otherwise limit or diminish the rights of USSC under or arising out of this Agreement except that, in such event, USSC's Rights under this Agreement shall thereafter during the remainder of the term of this Agreement become nonexclusive only in such portion of the Territory (i.e. in the case of Europe, USSC's Rights shall become nonexclusive solely in the Major Country in which such **************************************
**********************************************************.


     7.   CONFIDENTIALITY.
          ---------------

     (a) Subject to Section 7(b) below, the term "Confidential Information" shall mean, unless specified in writing to the contrary, any proprietary information or material regarding the business or affairs of VITEX or USSC including, without limitation, Technology, research, development, products, employee lists, vendor lists, and customer lists and marketing and sales information, as well as the terms and conditions of this Agreement. Subject to the provisions of subparagraph (c) below, any and all Confidential Information given by either party to the other under this Agreement shall not be disclosed to any third Person and shall not be used for purposes other than the fulfillment of obligations under this Agreement.

     (b) The following information shall not be considered Confidential Information and is excluded from the provisions of subparagraph (a) above:

          (i) information which, at the time of disclosure, is in the public domain;

          (ii) information which, after disclosure, becomes part of the public domain by publication or otherwise, except by breach of this Agreement;

          (iii) information which a party can establish by written proof was in its possession at the time of disclosure and was not acquired, directly or indirectly, from the other party or acquired from any third party subject to any obligation of confidentiality to the disclosing party; or

          (iv) information which is required by Law to be disclosed, provided that such disclosure is subject to all applicable governmental or judicial protection available for like material and the party relying on this exception notifies the other party in writing in advance of such intended disclosure, promptly after the notifying party becomes aware of the disclosure requirement.

     (c) The parties agree to disclose or make available any Confidential Information received under this Agreement only to those of their employees, agents, consultants, sublicensee, vendors and suppliers to whom it shall be reasonably necessary in order to facilitate the performance of their respective obligations or the exercise of their respective rights hereunder and only after they have undertaken to comply with all of the confidentiality obligations hereunder. Each party to this Agreement agrees to be responsible for, and to indemnify the other against, any breaches of the aforementioned confidentiality obligations by any of its employees, agents, consultants, sublicensees, vendors and suppliers.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     (d) The provisions of this Section 7 shall survive the expiration or termination of this Agreement for a period of ***************.


     8.   SUPPLY OF PRODUCTS.
          ------------------

     (a) Subject to the terms of this Agreement and during the Term, VITEX shall supply USSC's requirements of Products, subject to the terms and conditions of this Section 8.

     (b) VITEX shall diligently qualify and register or cause to be qualified and registered with all applicable Governmental Bodies all production facilities used to manufacture and produce the Products, so as to permit the supply of Products in a timely manner under this Agreement. VITEX shall provide quarterly reports to USSC of its progress in establishing, qualifying and registering such production facilities and will permit USSC and its representatives to inspect, at its cost and expense, at any time during normal business hours and upon reasonable prior notice.

     (c)

     (i) Promptly following the Effective Date of this Agreement, USSC shall provide to VITEX a non-binding ************* forecast for Products. Such non-binding forecast shall be updated and presented to VITEX annually throughout the Term. The purpose of this forecast is to assist VITEX in its production planning and to facilitate its ability to supply USSC requirements of Products but USSC shall bear no liability for the accuracy or completeness thereof or be bound to purchase Products in accordance with such non-binding forecast. VITEX shall treat such non-binding forecast as USSC Confidential Information and may not share it with any third party.

     (ii) On or before twelve (12) months prior to the anticipated date of the first Governmental Approval for the marketing, distribution or sale of a Product, the parties will meet to discuss inventory requirements for the launch of such Product following such Governmental Approval.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     (iii) Beginning with the first  calendar  quarter which is at least six
(6) months prior to the anticipated date of obtaining the first Governmental Approval for the marketing, distribution or sale of a Product, and fifteen days
(15) prior to the beginning of each calendar quarter thereafter, USSC shall furnish VITEX a rolling forecast (the "Forecast") of its semiannual delivery requirements of Products for the immediately succeeding ************************
********************************************************************************
********************************************************************************
********. Binding forecasts for the ******************* following commercial sale of a Product which exceed by ************************** the most recent non-binding Forecast for the same period, and binding forecasts subsequent to the ******************* following commercial sale of a Product which exceed by ******************* the most recent non-binding Forecast for the same period, shall not trigger a Capacity Event as described below. Exhibit F attached hereto shall serve to further reflect the parties agreement in this respect.

     (d) USSC purchase orders shall be in writing and shall specify the quantities and sizes of Products, the delivery destination within the Territory and such other terms of sale not covered by this Agreement. Each purchase order shall represent a firm commitment by USSC to purchase the specified quantity of Products. VITEX may reject USSC's purchase order within ten (10) days after its receipt, if the purchase order fails to comply with the requirements of this
Section 8 or in the event any of the other proposed terms of sale set forth in the USSC purchase order which are not covered by this Agreement are not acceptable to VITEX. If the purchase order complies with the requirements of this Section 8, it shall be acknowledged and accepted promptly in writing by VITEX. In the event of any discrepancy between a purchase order and this Agreement, the terms of this Agreement shall govern.

     (e) Products shall be labeled, sterilized and individually packed for shipment and storage in accordance with specifications, including temperature specifications, as mutually agreed upon and in accordance with applicable Laws. All Products shall be identified by individual Product and batch numbers. Products delivered by VITEX to USSC shall not include an applicator. USSC presently expects to include applicator(s) in a package or kit incorporating the packaged Product received from VITEX. The parties will discuss any alternative product configurations, such as bulk fibrin, thrombin or reconstitution solution, or if the parties desire to include an applicator in the packaged Product received from VITEX.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     (f) VITEX shall prepare, obtain, and transmit to USSC such documents as shall be required for USSC or its nominee to take over customs clearance and to satisfy other import formalities into the Territory and export formalities, if any.

     (g) Upon loading the Products on board carrier at the dock of VITEX's manufacturing plant and facilities, title to the Products and all risk of loss or damage thereto shall pass to and be borne by USSC.

     (h) VITEX covenants and agrees to have sufficient equipment or facilities to provide manufacturing capacity for Products which USSC, its Affiliates and permitted assignees order from VITEX.

     VITEX shall use reasonable efforts to meet any requirements of USSC that exceed a Forecast. USSC agrees that the nonbinding portions of its Forecasts shall be made by USSC in good faith so that VITEX may provide sufficient capacity for Products which USSC, its Affiliates and permitted assignees order from VITEX, provided, however, that USSC shall have no liability for the accuracy and completeness of such Forecasts and shall have no obligation to order any Product in the nonbinding portion of a Forecast.

     If at any time during the Term VITEX is unwilling or unable to supply Products pursuant to USSC purchase orders for **************** or more (even if due to Force Majeure) but not in the event such Purchase Orders exceed by twenty five percent (25%) or more of the most recent binding Forecast, (each a "Capacity Event") then, in such event, but only for so long as such condition continues but for a period of not less than one (1) year ("Capacity Event Period"), USSC shall be deemed to have satisfied its Exclusivity Minimum Sales for the Capacity Event Period and USSC shall have the right in its discretion to require VITEX on written notice to (i) transfer to USSC the data and information necessary to manufacture or have a third party manufacture Products during the Capacity Event Period, and (ii) grant to USSC a fully paid up option and right to obtain an exclusive, worldwide license and right, with the right to sublicense, during the Capacity Event Period to manufacture and produce Products for sales by USSC or its Affiliates and permitted assignees under the Patents and Technology (the "Capacity Event License"). In such event, VITEX shall provide assistance to USSC to effect the aforesaid transfer provided USSC shall pay to VITEX its out of pocket costs (excluding attorney fees and expenses)

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     During any Capacity Event Period, USSC shall continue to purchase Product from VITEX on the terms and conditions of this Agreement to the extent VITEX is willing and able to supply Products to USSC in accordance with the terms and conditions of this Agreement.

     The Capacity Event License shall be exercisable by USSC upon notice thereof given to VITEX without the need for execution of any further documentation, except that for good order's sake the Parties shall execute a document evidencing the effectiveness of the Capacity Event License. As full and complete consideration for the Capacity Event License, USSC shall pay to VITEX a periodic royalty (the "Capacity Event Royalty") (i) during the ******************* of the Capacity Event Period equal to (x) ****************** on all Net Sales of Products manufactured under the Capacity Event License by USSC or its third party manufacturers, reduced by (y) the amount of any additional out of pocket costs and expenses (e.g. higher per unit prices by a third party supplier) which USSC may incur in connection with obtaining an alternative supply of Products, provided that the Capacity Event Royalty shall in any such event be no less than **************** on all such Net Sales, and (ii) during the term of this Agreement subsequent to the ******************* of the Capacity Event Period, the Capacity Event Royalty shall be equal to (x) ***************** on all Net Sales of Products manufactured under the Capacity Event License by USSC or its third party manufacturers, reduced by (y) the amount of any additional out of pocket costs and expenses (e.g.. higher per unit prices by a third party supplier) which USSC may incur in connection with obtaining an alternative supply of Products, provided that the Capacity Event Royalty shall in any such event be no less than ********************************* on all such Net Sales.

     The recordkeeping and audit provisions set forth in Section 5(b) shall apply to the Capacity Event License. USSC shall have the right at its discretion to terminate the Capacity Event License at any time upon notice to VITEX but without any termination or other fee being due by USSC to VITEX in connection with such termination.

     (i) If the Rights are converted to non exclusive in accordance with this Agreement, VITEX shall (i) offer prices and terms of sale for Products to USSC, its Affiliates and permitted assignees which shall be VITEX's lowest prices and best terms considering (aa) the price and terms set forth in this Agreement, and
(bb) the prices and best terms on which VITEX has sold and agrees to sell Products to any third Person for comparable quantities, and (ii) allocate its production of Products and production of Products for VITEX by third Person between (aa) its sales to USSC, its Affiliates

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


and permitted assignees, and (bb) its sales or transfers to third Persons, in a proportion that is at least as favorable to USSC, its Affiliates and permitted assignees as the ratio that the Products set forth in the Forecasts bears to the number of Products set forth in VITEX's bona fide, good faith sales forecasts for sales by VITEX, its Affiliates and third Persons.


     (j) Notwithstanding anything set forth in this Section 8 to the contrary, VITEX shall require thirty six (36) months of notice by USSC prior to providing USSC with the first shipment of Product for veterinary applications.


     9.    PRICE AND TERMS OF SALE.
           -----------------------

     (a)   Prices for Products shall be as follows:

     (i) Except as provided in Sections 9(a)(ii), 9(a)(iii) and 9(a)(iv) below, the purchase price for a Product, ** ******* ******* ********** ************* ******** shall be ******** multiplied by the
****** ** ** ** ********** ******* ********* ** *** ******* (the Purchase
Price").

     (ii) The purchase price for a Product, Ex Factory VITEX's or third Person's Japanese manufacturing facility, for resale in Japan, may be higher than the Purchase Price but only if and to the extent that regulatory and commercial considerations require the manufacture of Japanese sourced Product in Japan for the Japanese market, and in no event shall the purchase price exceed ******** mutiplied by *** ****** ** ** ** ********** ******* contained in the
Product (the "Maximum Japanese Price"), provided that if Japanese sourced Product is (aa) required by Japanese Governmental Bodies, or if the parties have mutually agreed that Japanese sourced Product is commercially desirable, and
(bb) is not commercially available in Japan for the Maximum Japanese Price, then, in such event, the parties will discuss such situation and seek out a mutually acceptable resolution, but in such event VITEX shall not be required to sell to USSC at the Maximum Japanese Price a Product for resale in Japan, and USSC shall not be required to purchase for resale in Japan a Product from VITEX or a Japanese producer at a price in excess of the Maximum Japanese Price.

     (iii) Subsequent to the ***** *** ******** ***** following the first Governmental Approval to market, distribute and sell a Product in the United States, Japan or a Major

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


Country in Europe (i.e.. ******* ****** ** *** ****** ******* ***** **** *
***** ******* ********), if a "Price Increase Event" (defined below) has occurred with respect to such year, the purchase price for a Product shall be increased by ******** multiplied by *** ****** ** ** ** **********
******* contained in the Product. For purposes of this Section 9(a)(iii), a Price Increase Event shall be deemed to have occurred if the sale of Products by USSC, its Affiliates and permitted assignees in such calendar year or thereafter following Governmental Approval are less than a "Price Increase Level", as defined hereinafter, for such year, unless due to (W) any act or omission of a Governmental Body, (X) any act or omission of VITEX or a VITEX Affiliate, (Y) any act or omission of a supplier of a Product, or any components (e.g. fibrin, thrombin, or reconstitution solution) thereof (including, without limitation,
NYBC), manufacturers, vendors or other third Persons hired or engaged by, or contracted with, any of them in connection with the execution of VITEX's rights and obligations under or arising out of this Agreement, or (Z) Force Majeure. The "Price Increase Level" shall be *** ******* *** ***** ******* ****** ** ***
*********** ******* ***** *** **** ****, as the case may be. Upon a mutual determination by the parties that a Price Increase Event for such year has occurred, VITEX will invoice USSC for the additional amounts owed to it for Products sold to USSC since the beginning of such year, which invoice shall be paid within forty five (45) days of receipt unless disputed by USSC in good faith.

     (iv) Notwithstanding any other provision of this Agreement, the Purchase Price shall be fixed for the ***** *** *** ***** following Governmental Approval to Market distribute and sell a Product in the United States, Japan or a Major Country in Europe (i.e. ******* ****** ** *** ****** ******* ***** **** * *****
******* *********). Subsequent to the ***** *** *** ***** following Governmental Approval, the Purchase Price shall be subject to increase or reduction through negotiation by the parties in good faith on an annual basis taking into consideration conditions in the marketplace including, without limitation, competitive products, as well as distributor margins, manufacturing costs and efficiencies and other increases and decreases, if any, otherwise provided for in this Section 9. Notwithstanding, any determination to change the Purchase Price shall not consider increases in manufacturing costs unless and to the extent such costs (calculated in accordance with GAAP consistently applied) for any twelve (12) month period have increased by ******** or more above the manufacturing costs for the Product (calculated in the same manner) measured for the twelve (12) month period commencing when the Product is first commercially sold under this Agreement in the United States, Japan or a Major Country in Europe (i.e. ******* ****** **

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


*** ****** ******* ***** **** * ***** ******* *********). In the event VITEX desires to propose to USSC an increase in the Purchase Price based, in whole or in part, on an increase in VITEX's manufacturing costs, VITEX shall at its expense appoint an independent certified public accounting firm of nationally recognized standing to examine VITEX's books and records and confirm to VITEX and USSC the manufacturing cost figures calculated in accordance with this
Section 9(a)(iv). Such report shall be provided to USSC in connection with any such VITEX request for an increase in the Purchase Price based, in whole or in part, on increases in VITEX's manufacturing costs. Such manufacturing cost information shall be treated as VITEX's Confidential Information.

     (b) Prices for Improved Products: The parties shall in good faith discuss and seek to reach a mutually satisfactory agreement with respect to the appropriate price for each Improved Product giving due consideration for pricing of similar or competitive products and other market related considerations. Prices for Improved Products shall be subject to increase or reduction to the same extent as provided in this Agreement for Products.

     (c) All dollar amounts stated in this Agreement are expressed in U.S. dollars, and all payments to be made to any party hereunder are to be made in legal currency of the United States and shall be subject to any withholding requirements under applicable Law. All payments to be made under this Agreement shall be paid by wire transfer in immediately available funds, to such account as the receiving party shall have designated from time to time in writing to the other party.

     (d) VITEX covenants and agrees that at the time of sale or transfer of a Product to USSC, its Affiliates and permitted assignees, it shall have, transfer and convey good and marketable title to the Product free and clear of all Liens.

     (e) VITEX will notify USSC in writing no later than ten (10) business days prior to completion of QC release testing of all Products to be available for delivery. USSC will arrange for the pickup and shipping of such Products within fifteen (15) business days of such availability. In the event that such arrangements are not timely made or in the event of any other delay in delivery not attributable to VITEX, VITEX shall store the Products at USSC expense upon commercially reasonable terms and conditions to be agreed by VITEX and

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

USSC. If storage is not available at the VITEX facility, USSC shall make its owns arrangements for storage at alternative FDA approved locations and for transportation thereof.

     (f) The purchase price for Product purchased pursuant to USSC's purchase orders shall be paid by USSC to VITEX within ******** from the date VITEX has made the Product available to USSC at VITEX's Melville, Long Island facility in accordance with USSC's purchase order (unless the parties make mutually acceptable alternative arrangements) provided USSC has received a complete invoice related thereto and USSC has not rejected the Product in accordance with
Section 10 below. The invoice date may coincide with but shall not be earlier than the date on which VITEX has made the Product available to USSC at VITEX's facility.

     (g)  All Products will be delivered by *****, ****** *** ********, *** ****
******* ****.


     10.  WARRANTIES; LIMITATION OF LIABILITY; REJECTION OF PRODUCT.
          ---------------------------------------------------------

     (a) VITEX represents and warrants that the Products to be sold to USSC under this Agreement shall not be adulterated or misbranded at the time of delivery within the meaning of the Act, shall meet VITEX's standard specifications for the Products, and shall be free of defects in material and workmanship. VITEX shall document from time to time, and provide USSC with, such specifications in reasonably complete detail. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     (b) EACH PARTY'S LIABILITY UNDER OR ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO ACTUAL DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY THE PARTIES OR ANY OTHERS RESULTING FROM THE USE OF THE PRODUCT.

     (c) USSC may reject any shipment or partial shipment from VITEX that does not meet VITEX's representations and warranties as set forth in this Section 10, upon notice to VITEX delivered within forty five (45) days after receipt by USSC of such shipment or, in the case of any latent defect, after USSC discovered or had a reasonable basis for discovering such defect. Any shipment of Products that are not rejected by USSC within such period shall be deemed accepted. In no event shall VITEX be liable for any nonconformity of the Products resulting from the shipment, storage or handling of such Products after delivery by VITEX in accordance with Section 8 above, or the tampering, alteration or mishandling of the Product by any person (including any customer of USSC) following such delivery.

     (d) Upon the request of VITEX, USSC shall furnish evidence of nonconformity of the shipment of Product. If VITEX confirms the nonconformity, VITEX will use diligent efforts to promptly replace the Product at no additional charge to USSC with a conforming shipment and issue a credit to USSC for any costs and expenses incurred by USSC in shipping the rejected Product to USSC.


     11.  INDEMNIFICATION.
          ---------------

     (a) VITEX shall indemnify, defend and hold harmless USSC and its Affiliates, employees, officers, directors and agents (each, a "USSC Indemnified Party") from and against any and all liability, loss, damage, cost and expense (including reasonable attorneys' fees and expenses) (collectively, a "Liability") (subject to the limitations in subparagraph (c) below) which the USSC Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by VITEX of any representation or warranty contained in Section 17 of this Agreement, or (ii) any negligent act or omission of VITEX or any Affiliate thereof in the design, manufacture, handling, transportation or storage by VITEX or its agents, or any other activity conducted by VITEX under or arising out of this Agreement which is a proximate cause of injury, death or property damage to a third Person.

     (b) USSC shall indemnify, defend and hold harmless VITEX and its Affiliates, employees, officers, directors and agents (each, an "VITEX Indemnified Party") from and against any Liability (subject to the limitations in subparagraph (c) below) which the VITEX Indemnified Party may incur, suffer or be required to pay resulting from or arising in

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

connection with (i) the breach by USSC of any representation or warranty contained in Section 17 of this Agreement, or (ii) any negligent act or omission of USSC (or any Affiliate thereof) in the handling, transportation, storage, distribution, marketing and sale of the Products by USSC, its Affiliates or permitted assignees, excluding the design and manufacture of the Product but including manufacture of the Product under a Capacity Event License, or any other activity conducted by USSC, its Affiliates or permitted assignees under or arising out of this Agreement which is a proximate cause of injury, death or property damage to a third Person.

     (c)  The obligations of the indemnifying party under subparagraphs (a) and
(b) above are conditioned upon the delivery of written notice to the indemnifying party of any potential Liability promptly after the indemnified party becomes aware of such potential Liability. The indemnifying party shall have the right to assume the defense of any claim or Action related to the Liability if it has assumed responsibility for the claim or Action in writing. If the indemnifying party defends the claim or Action, the indemnified party may participate in (but not control) the defense or settlement thereof at its sole cost and expense.

     (d) Neither party may settle a claim or action related to a Liability without the consent of the other party if such settlement would impose any monetary obligation on the other party or require the other party to submit to an injunction.

     (e) Commencing prior to the date of shipment of the first batch of Product from VITEX to USSC and thereafter, during the Term, each party shall maintain comprehensive general liability insurance, including product liability insurance with broad form vendors coverage with insurance carriers reasonably acceptable to the other party on a claims made basis in an amount not less than ******** combined single limit for bodily injury and property damage per occurrence and in the aggregate. Such insurance may contain provision for a deductible or self-insured retention not to exceed ******** of such party's stockholders' equity. Such insurance shall include the other as an additional named insured as its interest may appear. Prior to delivery of the first batch of a Product from VITEX to USSC, each party shall furnish the other party with a certificate of insurance evidencing such coverage so naming the other party as an additional insured as its interest may appear and with thirty (30) days' written notice to the other party of cancellation or material change. Nothing set forth herein in this Section 11(e) is intended to substitute for the indemnity rights of each party set forth in this Agreement.

        12.    VITEX MANUFACTURING OF PRODUCTS.
               -------------------------------

        (a) VITEX agrees to produce and manufacture Products in compliance with Good Manufacturing Practices, applicable Laws and pursuant to current Product specifications. In discharging its obligations hereunder, VITEX shall obtain all applicable Governmental Approvals and observe in all material respects all applicable Laws including, without limitation, those relating to registration requirements for the manufacturing, assembling or supply of medical devices and defect notification.

        (b) USSC and its representatives shall have the right, but not the obligation, to inspect the production, labeling, shipping, packaging and quality control and sterilization facilities of VITEX as well as all records relating to the manufacturing sites of such manufacturing party to verify compliance with Good Manufacturing Practices and applicable Laws. Such inspections shall be during normal business hours and with advance notice.

        (c) VITEX shall notify USSC thirty (30) days prior to making, or any third party making on VITEX's behalf, any material change in the composition or design of the Product, in the materials used to manufacture the Product or in the manufacturing process. In connection with any such change, VITEX shall provide test results to USSC within seven (7) days of any such changes to assure that the Product continues to meet safety and efficacy at least to the levels of the prior specification. All information disclosed by VITEX to USSC pursuant to this Section 12 shall be considered VITEX Confidential Information.

        (d) VITEX shall institute and fund any recall, field corrective action, or the like in circumstances relating to a Product defect or failure which requires such action by a Governmental Body or as otherwise may be required pursuant to applicable Laws, if caused by VITEX's acts or omissions. USSC shall institute and fund any recall, field corrective action, or the like in circumstances relating to a Product defect or failure which requires such action by a Governmental Body or as otherwise may be required by applicable Laws, if caused by USSC's acts or omissions. In either circumstance, the actual retrieval of the Product sold by USSC, its

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

Affiliates or permitted assignees shall be undertaken by USSC, its Affiliates or permitted assignees, as the case may be. Both parties shall maintain adequate records concerning traceability of Products. Each party shall provide the other with a copy of any reported adverse experience involving a Product purchased or sold under this Agreement. Any death, serious injury, potential for occurrence of the same or change in the frequency or occurrence in field experiences required to be reported by a party to this Agreement to any Governmental Body shall be reported to the other party as promptly as possible to enable the parties to comply with applicable Laws in a timely manner. *************** *** ***** ********* ** **** ********* ** *** ********, ** *** ***** ** *** ******,
***** ********** ******, ** *** **** ** * ******* ********* *** ****** **
******** ******* ***** *** *** ****** ** *** ******* ** * ******* ** *** *******
** *** ******** ** **************, ** **** ** **** ** ******* ** *********** **
*********, ***** ***** ****** *** ******* *** *********** ** *** **** **** ***
******* ** ******** ** ******* *****.

        (e)    **** ***** ****** ** *** ***** ******* ***** ** *** ******
******* ***** ** ****** ****** ********* *********, *** ** ** ***** **** ****
*** ******* ******** ******* *****,**** *** **** *****, ** ***** *** *****
****** **** ******* ********** ********** **** * ******* ******* ******** ******
********* ********. **** ********* ****** ***** **** **** ******* ** *****
********. **** ***** **** *** ***** ** ********* **** ******, *** ***** *******
**** ***** ** ********** **** **** ************. * ******* ******* ** * ******
** ****** **** ** *** *********** ** ******* *** ** ********* ** * ******
********* *** ** *** ** ** ***** ** ***** ** ****. ******* *** ***** ****** **
**** ******* ***** ** ******** ** ********** *** *** ********** ** ***** **
******* ********** ******* ** *** ********* ****** ** **** ***** *** ***** **
**** *********.

        13.    USSC DISTRIBUTION OF PRODUCTS.
               -----------------------------

        (a) VITEX shall make available to USSC, at no charge to USSC, samples of all VITEX's sales literature, catalogues, technical manuals, specification and data sheets and other promotional materials relating to a Product which it may prepare or have prepared from time to time during the Term (collectively, "VITEX Marketing Materials"). Five copies of all VITEX Marketing Materials existing on the Effective Date of this Agreement is executed by all of the parties hereto shall be delivered to USSC promptly following the Effective Date of

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

this Agreement. USSC shall have the right to copy, disseminate and use VITEX Marketing Materials, in whole or excerpts, at no charge.

        (b) USSC shall have unqualified discretion and control over its Product marketing decisions and promotional materials. Without limiting the foregoing, USSC shall have the right to prepare such sales literature and other advertising and promotional materials as USSC determines to be necessary or appropriate for the marketing, distribution and sale of the Products within the Territory provided that USSC shall provide to VITEX a copy of all USSC's sales literature and other advertising and promotional materials prepared by it or on its behalf excluding copies of materials which contain the same claims and are used in the same market as materials previously provided to VITEX. VITEX shall have no liability for any claim by any third party arising out of the creation, use or distribution by USSC of any sales literature or other advertising or promotional materials not approved by VITEX, which approval shall not be unreasonably delayed or denied.

        14.    NON COMPETE.
               -----------

        (a) During the Term unless and until the Rights are converted to non-exclusive under Sections 3(a) and 3(b), VITEX and its Affiliates shall sell Product only to USSC, and neither VITEX nor any of its Affiliates shall, except as permitted in Sections 2(c),2(d) and 14(b) knowingly, directly or indirectly,
(i) develop, market, distribute or sell, or (ii) consult with, or otherwise assist any third Person to develop, market, distribute or sell in the Field, any product, alone or in any kit form, which may be competitive with a Product, in or into any portion of the Territory in which and for so long as USSC has exclusive Rights in such portion of the Territory under this Agreement. *******
********* ** *** ********* ***** ** ****** ** ******** ***** **** ********* ****
****** ************* ******** ***** **** ************** ** *************
******** ***** ********, ****** *****, ***** ** *** ******** ******** *****
*********** *** ** ***** ****** *********, ******** **** ***** ***** ***
********* *********** ** ******* ******** ** *** ***** ***** *** *** ** ***
*****.

        (b) During the Term unless and until the Rights are converted to nonexclusive under Section 3(a) or (b), USSC and its Affiliates shall purchase Product only from VITEX, and neither USSC nor any of its Affiliates shall knowingly, directly or indirectly, market or sell a

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

product competitive with a Product in any portion of the Territory for so long as USSC has exclusive rights under this Agreement with respect to such portion of the Territory, or (ii) consult with, or otherwise assist any third Person to develop, market, distribute or sell in the Field, any product alone or in kit form, which may be competitive with a Product in or into any portion of the Territory for so long as USSC has exclusive rights under this Agreement in such portion of the Territory. *************** *** *********, **** ***** *** **
******* ** *** ********* ************ **** ******* ** *** ***********,
*********, ************ *** **** ** ****** **** **** * ******** ******
************* *********, ********* **** ** *** ********* ****** *** ***
*********** ******** ** ****, *** ********** *** ********* ********* ** *
******** **** ******* *** ********* ****** *** ***** ** ******** ** ****, ***
********** *** ********* ********* ** **** ******** ****, ****, ** **** *****,
***** ***** **** *** ***** ** ******* ****** ****** ***** **** ********* **
************ ** ********** **** ******* **** *** *** ********* **** ***
*********** ********** ******** ****. Subsequent to USSC's first commercial sale of a Recombinant Product, USSC shall at its expense appoint an independent certified public accounting firm of nationally recognized standing to examine USSC's books and records and confirm to VITEX and USSC whether the net sales of USSC, its Affiliates and permitted assignees of Recombinant Products exceeds the net sales of USSC, its Affiliates and permitted assignees of Products. Such information shall be retained by VITEX as USSC's Confidential Information. Such examination shall occur on or after February 15 of any such calendar year.


        15.    TRADEMARKS.
               ----------

        (a) Unless prohibited by local Law, all labeling and packaging material for the Products and their respective components shall provide (if applicable) that the Products are manufactured by, and sold under license from, "V. I. Technologies, Inc." USSC shall appropriately identify, in compliance with applicable Laws, all Products and its appropriate components with any Existing Patent or Future Patent numbers or appropriate Existing or Future Patent legends applicable to such component.

        (b) Notwithstanding Section 15(a) above or anything else in this Agreement to the contrary, USSC may utilize any trademark, trade name or logo in connection with the promotion, marketing and sale of a Product which USSC in its discretion may decide (other

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

than trademarks, tradenames or logos owned by VITEX unless VITEX has given USSC written consent to use such VITEX trademarks, tradenames or logos in connection with USSC's marketing and sale of Products, which consent shall be in VITEX's discretion). All such trademarks, trade names and logos (with the exception of trademarks, tradenames or logos of VITEX used with permission as described above) shall be owned by USSC, shall not become a Trademark owned by VITEX nor shall VITEX acquire any right, title or interest therein or have the right to use any thereof during or after the Term. VITEX agrees that any rights arising to it from the use of the USSC trademarks in the Territory and any goodwill related thereto shall inure to the benefit of USSC.

        16.    PROTECTION OF INTELLECTUAL PROPERTY RIGHTS.
               ------------------------------------------

        (a) If, at any time during the Term, either party shall become aware of any apparent infringement or threatened infringement by a third Person of the Existing Patents or Future Patents in the Field (collectively, the "IPRs"), the parties having the knowledge thereof shall promptly give notice to the other party. **** ***** **** *** *****, *** *** *** **********, ** *********, ** ***
**** **** *** *******, ** ****** ** *** *** **** ** ** *** **** ** ***** ** ***
**********, *** ***** ** ******** ** *********** **** *** ** *** ******** **
*******, ******** ** ****** ******** ** ********* ** *** **** ******, ********
**** **** ***** ***** ******** ** *** ********** ***** *** **** ******* *** **
***** **** ******* ** *** *******, ******** ** ****** ******** ** ********* **
*** **** ****** ***** ********** ***** **** ******* ** *** **** ** ********
***** ***** ********* **** **** ****** ** ***** ** ********** **** *** ***** **
**** *********. In the event that any such Action for infringement may only be asserted in a particular jurisdiction in the name of VITEX or any of its Affiliates, then VITEX agrees that it will allow USSC to prosecute such Action in VITEX's name or in the name of VITEX's Affiliates at USSC's request. USSC shall have sole control of the Action and all negotiations for its compromise or settlement.

        (b) If, at any time during the Term, either party becomes aware of a claim or Action by a third Person that the use of an IPR or the marketing, distribution or sale of a Product in the Territory infringes or allegedly infringes the intellectual property rights of a third Person, the parties having the knowledge thereof shall promptly give notice to the other party. Such notice shall set forth the claim of the apparent infringement or threatened

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

infringement to the extent then known by the notifying party. **** ***** **** *** ****** ** ****** **, ** *** ******, ****** *** **** ***** ** ****** ** ***
****** **** ** ** ***** ** ** ********* **** *** *** ********* **** ***
************ ******** ****** ** *** ***** ******. *************** *** *********,
** ***** *** ****** ********* ***** ** ** ** ** *** **** ** **** ********* ** *
***** ** ******, ** *** ***** ** *** ************ ******** ***** ******** ***
***** *** **** ***** ******** ***** ** ******, **** ***** **** ** ********** **
****** ***** ** *********** *******. **** ***** **** **** ******* ** *** *******
** **** ***** ** ****** *** *** *********** *** *** ********** ** **********.

        (c) VITEX will provide reasonable assistance and information to USSC in connection with such claims and Actions, upon reasonable prior notice, including, without limitation, securing the testimony of its officers, directors, employees, agents and inventors, provided that USSC shall reimburse VITEX for all out of pocket expenses, other than attorney's fees and expenses, incurred by VITEX in providing such cooperation.

        (d) Notwithstanding anything in this Section 16 to the contrary, the parties acknowledge that certain of the IPR include intellectual property licensed by VITEX from the New York Blood Center ("NYBC") (the "NYBC IPR") pursuant to the New York Blood Center License Agreement. VITEX hereby conveys to USSC all of VITEX's rights under the NYBC IPR or otherwise to defend the NYBC IPR in the Field.

        17.    REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.
               -----------------------------------------------------

        (a) VITEX and USSC each hereby represent and warrant to the other as follows:

               (i) The execution, delivery and performance of this Agreement by such party has been duly authorized by all requisite corporate action;

               (ii) The execution, delivery and performance of this Agreement by such party and the rights granted to the other party hereto is not restricted or otherwise limited by, and does not conflict with, or constitute a breach or default under, (A) its certificate of incorporation or bylaws or any equivalent charter documents, (B) any Law applicable to it, or

(C) any provision of any agreement, contract, commitment or instrument to which it is a party or by which it or any of its assets is bound;

               (iii) Except for Governmental Approvals required to manufacture and market the Products, the execution, delivery and performance of this Agreement by such party does not require any Governmental Approval.

               (iv) There is no claim, Action or investigation, pending or currently threatened against it, which (i) if adversely determined, would restrict or limit its right to enter into this Agreement, grant the rights which are granted by it under this Agreement or carry out its respective obligations under this Agreement) or (ii) involves or relates to any of the IPRs.

        (b) VITEX hereby further represents, warrants, covenants and agrees with USSC as follows:

               (i)    The description of Products, set forth in Exhibit A of
                                                                ---------
this Agreement is a true, correct and complete description of such Products as of the date of this Agreement.

               (ii)   The patents and patent applications set forth in Exhibit B
                                                                       ---------
of this Agreement constitute and include all of the patents and patent applications owned by, or licensed to, VITEX or its Affiliates, or in which any of them has any right, title or interest, relating to Products. The nature of any such licensors' rights, title or interest in the foregoing is as set forth in Exhibit B. There is no Lien on VITEX's interest in any of the foregoing and
   ---------
VITEX covenants and agrees to retain such interests free and clear of any Lien.

               (iii)  Set forth on Exhibit D is a description of the
                                   ---------
manufacturing process which VITEX will use to manufacture the Products under this Agreement. With the exception of those portions of the said manufacturing process covered by patent rights of the New York Blood Center and licensed to VITEX under the license agreement attached as Exhibit E hereto (the "NYBC
                                              ---------
License"), VITEX is the owner of all rights, title and interest in any Technology necessary to manufacture the Products under this Agreement. There is no Lien on any of VITEX's said rights or on VITEX's interest in the NYBC License. VITEX covenants and agrees to retain its said rights free and clear of any Liens. To VITEX's knowledge, but without specific investigation, there is no Lien on NYBC's interest in the NYBC License or on the patents which are the subject of the NYBC Agreement.

               (iv) The New York Blood Center License Agreement set forth in Exhibit E of this Agreement is a true, correct and complete copy of such
---------
agreement and constitutes all of the arrangements between the NYBC and VITEX with respect to all intellectual property involving or relating to the Products, Improved Products or Enhanced Products.

        (c) The representation and warranties of each party contained in subparagraphs (a) and (b) above (i) shall be considered to have been relied upon by the other party hereto regardless of any discussion, review or investigation made by or on behalf of, the other party, and (ii) shall survive the execution of this Agreement and shall remain true and correct after the date hereof with the same effect as if made as of the date hereof.

        (d) Each party hereto covenants and agrees that it shall not enter into any oral or written agreement or arrangement that would be inconsistent with its obligations under this Agreement or the rights granted to the other party in this Agreement.

        (e) Nothing in this Agreement shall be construed as a representation or warranty that the IPRs are valid or enforceable or that their exercise does not infringe any intellectual property rights of third parties. Notwithstanding the foregoing, VITEX hereby represents and warrants to USSC that, to the best of its knowledge and belief, neither the exercise of the IPRs nor the marketing, distribution or sale of Products thereunder would infringe the valid intellectual property rights of any third Person.

        18.    TERMINATION OF AGREEMENT.
               ------------------------

        (a) VITEX may terminate this Agreement upon written notice to USSC in the event of any of the following ("USSC Events of Default"):

               (i) USSC commits any breach of a provision of this Agreement, which breach continues for sixty (60) consecutive days after receipt of notice thereof from VITEX, except for USSC's failure to make payment to VITEX of any material amount due and owing and such failure continues for fifteen (15) consecutive days after receipt of notice thereof from VITEX, unless USSC contests same in good faith.

               (ii) USSC makes an assignment for the benefit of creditors, or a trustee or receiver for USSC or any substantial part of its assets is appointed and such trustee or receiver is not discharged or stayed within sixty
(60) consecutive days; or

               (iii) Any proceeding involving USSC is voluntarily commenced by USSC under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation Law; or if such proceeding is involuntarily instituted against USSC and the same shall remain undismissed or unstayed for sixty (60) consecutive days.

        (b) USSC may terminate this Agreement upon written notice to VITEX in the event of any of the following ("VITEX Events of Default"):

               (i) VITEX grants third parties any rights conflicting with the Rights, or commits any other breach of a provision of this Agreement, which breach continues for sixty (60) consecutive days after receipt of notice thereof from USSC, unless VITEX contests the existence of such breach in good faith;

               (ii) VITEX makes an assignment for the benefit of creditors, or a trustee or receiver for VITEX or any substantial party of its assets is appointed and such trustee or receiver is not discharged or stayed within sixty
(60) consecutive days; or

               (iii) Any proceeding involving VITEX is voluntarily commenced by VITEX under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation Law; or if such proceeding is involuntarily instituted against VITEX the same shall remain undismissed or unstayed for sixty
(60) consecutive days.

        (c) USSC may terminate this Agreement upon nine (9) months notice to VITEX.

        (d) The parties may terminate this Agreement upon the mutual agreement of VITEX and USSC set forth in a writing signed by both parties.

        19.    POST-TERMINATION OBLIGATIONS; SURVIVAL.
               --------------------------------------

        (a) Upon expiration of the Term or termination prior to the end of the Term, USSC, its Affiliates and permitted assignees shall have the right to market, distribute and sell or cause to be marketed, distributed and sold all stocks of Products on hand on the date of expiration as well as any thereof subject to outstanding purchase orders.

        (b)    In the event of any termination of this Agreement as provided in
Section 18(a) or 18(c) above, all Governmental Approvals specific to the marketing and sale of the Products which are in the name of USSC or its Affiliates shall be promptly transferred to VITEX, to the extent transferable.

        (c) Neither USSC nor VITEX shall be relieved of their respective obligations to pay sums of money due and payable or accrued under this Agreement as of the date of such termination or expiration.

        (d) Any provision required to interpret and enforce the parties' rights and obligations under this Agreement upon the expiration or termination of this Agreement shall survive such expiration or termination to the extent required for the full observation and performance of this Agreement by the parties hereto.

        20.    NOTICES.
               -------

        (a) All notices, and other communications required or called for under this Agreement shall be in writing, shall be transmitted by overnight U.S. Mail, postage prepaid, or by certified or registered U.S. Mail, return receipt request, postage prepaid or by overnight Federal Express or another nationally recognized courier service (billed to sender) and shall be deemed delivered when received by the party to whom it is addressed at:

        If to VITEX:
               V.I. Technologies, Inc.
               155 Duryea Road
               Melville, NY 11747

               Attn.: Chief Executive Officer

        If to USSC:
               United States Surgical Corporation
               150 Glover Avenue
               Norwalk, CT 06856
               Attn.: Senior Vice President and General Counsel


        21.    INDEPENDENT RELATIONSHIP.
               ------------------------

        (a) Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one party for the act or failure to act of the other party. Neither party shall have any power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other party, or to bind the other party in any respect whatsoever.

        22.    FORCE MAJEURE.
               -------------

        (a) Failure of any party to perform its obligations under this Agreement (except the obligation to make payments when properly due) shall not subject such party to any liability or place them in breach of any term or condition of this Agreement to the other party if such failure is caused by any cause beyond the reasonable control of such non-performing party, including, without limitation, acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor double, failure in whole or in part of suppliers to deliver on schedule materials, equipment or machinery, interruption of or delay in transportation, a national health emergency or compliance with any Law of any Governmental Body, or Product recall or Plasma Recall (collectively, "Force Majeure"). The party affected by such Force Majeure shall notify the other party immediately and in detail of the commencement and nature of such Force Majeure and the probable consequences thereof, and shall use its best efforts to render performance in a timely manner, utilizing to such end all resources reasonably available to it under the circumstances.

        23.    PUBLIC DISCLOSURE.
               -----------------

        (a) Neither party shall make any press release or other written or oral public announcement regarding this Agreement and the transaction contemplated hereby until first obtaining the prior consent of the other party, which shall not be unreasonably withheld, unless such public announcement is required by Law. The party required by Law to make any such public announcement or other disclosure shall use reasonable efforts to inform the other party of the proposed announcement or disclosure in reasonably sufficient time prior to public release, and shall use reasonable efforts to provide the other party with a written copy thereof in order to allow such other party to comment upon such announcement or disclosure.

        24.    GOVERNING LAW; RESOLUTIONS OF DISPUTES.
               --------------------------------------

        (a) This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the internal laws of the State of Connecticut applicable to contacts entered into and to be performed entirely within the State of Connecticut without reference to its conflicts of laws provisions.

        (b) The parties hereby agree that they will attempt in good faith to resolve any controversy, claim or dispute ("Dispute") arising out of or relating to this Agreement promptly by negotiations. Any material Dispute which is not settled by the parties within fifteen (15) days after notice of such Dispute is given by one party to the other in writing shall be referred to a senior executive of USSC and the Chief Executive Officer of VITEX who are authorized to settle such Disputes on behalf of their respective companies (each, a "Senior Executive" and collectively, "the Senior Executives"). The Senior Executives will meet for negotiations within fifteen (15) days of the referral of the Dispute to them, at a time and place mutually acceptable to the Senior Executives, but which meeting may be held telephonically.

        (c) Subject to the procedure set forth in Section 24(b), any controversy or claim or dispute arising out of or relating to this Agreement, or the breach thereof, shall be exclusively settled by any federal or state court located in the State of Connecticut and the parties irrevocably submit to the exclusive jurisdiction of such courts and waive any and all objections to jurisdiction, venue or service that they may have under the law of the State of Connecticut or otherwise in those courts in any such action, suit or proceeding.

        25.    MISCELLANEOUS.
               -------------

        (a)    ENTIRE UNDERSTANDING.  This Agreement contains the entire
               --------------------
understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporary agreements and understandings, inducements or conditions, express or implied, written or oral, between the parties hereto except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by all parties.

        (b)    PROVISIONS SEPARABLE.  The provisions of this Agreement are
               --------------------
independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

        (c)    WAIVER.  Neither the failure nor any delay on the part of either
               ------
party to exercise any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise of the same or of any other right, nor shall any waiver of any right with respect to any occurrence be construed as a waiver of such right with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

        (d)    EXECUTION IN COUNTERPARTS.  This Agreement may be executed in any
               -------------------------
number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

        (e)    BINDING NATURE OF AGREEMENT.  This Agreement shall be binding
               ---------------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party shall transfer or assign this Agreement, in whole or in part, without the prior written consent of the other; except that USSC may, without such consent, assign this Agreement to an Affiliate of USSC provided USSC remains liable for the performance thereof by such Affiliate.

        (g)    SECTION HEADINGS.  The section headings in this Agreement are for
               ----------------
convenience only; they form no part of this Agreement and shall not affect its interpretation.

        26.    EFFECTIVE DATE.
               --------------

        (a) Notwithstanding anything in this Agreement to the contrary, this Agreement and each of the party's rights and obligations under this Agreement, other than set forth in Section 26(b) below, shall become effective on the "Effective Date" which shall be that date which is one (1) business day following the last to occur of the following: (i) VITEX shall have received approval of this Agreement and the transactions contemplated hereby by the VITEX Board of Directors, but which shall occur no later than September 13, 1996; (ii) USSC shall have completed its diligence review concerning VITEX, the New York Blood Center License Agreement and the NYBC IPR with results thereof satisfactory to USSC in its sole and complete discretion, (iii) VITEX and USSC shall have agreed to their mutual satisfaction, in their sole and complete discretion, on changes, if any, to the provisions of Sections 8(h) with respect to a Capacity Event License and Section 16 (Protection of Intellectual Property Rights) of this Agreement arising out of or related to the NYBC IPR, and any consent, approval by NYBC, or lack thereof, with respect thereto, (iv) the parties shall have mutually agreed upon the contents of Exhibits A, B and D, and
                                                        -------------------
(v) a site visit to VITEX's Melville, New York facilities by USSC personnel with results thereof satisfactory to USSC in its sole and complete discretion. Notwithstanding the foregoing, this Agreement shall terminate and be of no further force and effect unless the Effective Date shall occur on or prior to October 4, 1996. Each of the parties shall reserve the right not to have this Agreement become effective in the event that between the date hereof and the proposed Effective Date there shall occur a material adverse change concerning Products or the business condition of the other party.

        (b) The parties hereby covenant and agree to use commercially reasonable efforts to cause the conditions set forth in Section 26(a) above to be satisfied as soon as practicable after the date hereof. Without limiting the foregoing, (i) VITEX shall prepare and submit to USSC on or prior to September 18,1996 for USSC's review and comments a draft of Exhibits A, B and D, (ii)
                                                  -------------------
VITEX shall, and shall use reasonable commercial efforts to cause the NYBC to, provide USSC with information and documents responsive to USSC's diligence requests to NYBC as soon as practicable, but in any event prior to September 18, 1996, in order that USSC may complete its diligence review, (iii) VITEX shall use reasonable commercial efforts to (aa) obtain the consent of the NYBC to the Capacity Event License in Section 8(h), and (bb) obtain the consent of the NYBC to an amendment to, or waiver of, the relevant provisions of the New York Blood Center License Agreement to the mutual satisfaction of the parties as relates to
Section 16 hereof, such consent to be obtained by VITEX on or before September 20,1996, (iv) VITEX shall cooperate with USSC to arrange USSC's site visit to VITEX's Melville, New York facilities no later than September 20, 1996, (v) USSC shall complete its review and comments of VITEX's draft of Exhibit D within two days after USSC's receipt of such draft from VITEX; (vi) USSC shall complete its diligence review within fourteen (14) calendar days following the receipt by USSC of additional documents and information requested by USSC from VITEX and NYBC in connection with USSC's diligence review, and (vii) subject to VITEX's cooperation, USSC shall complete its site visit to VITEX's Melville, New York facilities no later than September 20, 1996.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.


               V.I. TECHNOLOGIES, INC.

               By:   /s/ Thomas R. Ostermueller
                    ---------------------------------
               Name: Thomas R. Ostermueller
               Title: President & CEO



               UNITED STATES SURGICAL CORPORATION


               By:   /s/ Eitan Nahum
                    ---------------------------------
               Name: Eitan Nahum
               Title: Vice President, Strategic Planning and Business
                       Development

                                   EXHIBITS
                                   --------

EXHIBIT A      Description of Product
EXHIBIT B      Existing Patents
EXHIBIT C      Exclusivity Minimum Sales
EXHIBIT D      Manufacturing Processes
EXHIBIT E      VITEX/New York Blood Center License Agreement
EXHIBIT F      Forecasts

                                                  EXHIBIT A
                                                  ---------

                            DESCRIPTION OF PRODUCT
                            ----------------------

                                                  EXHIBIT B
                                                  ---------
                               EXISTING PATENTS
                               ----------------

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                                                  EXHIBIT C
                                                  ---------
                           EXCLUSIVITY MINIMUM SALES
                           -------------------------

          Year following              MLs sold in           MLs sold in       MLs sold in
          --------------              -----------           -----------       -----------
       Governmental Approval             U.S.A                Europe             Japan
       ---------------------             -----                ------             -----
                 1                     ********              ********         ********
                 2                     ********              ********         ********
                 3                     ********              ********         ********
                 4                     ********              ********         ********
                 5                     ********              ********         ********

1.      "Exclusivity Minimum Sales" shall mean * ****** ********* ****** ******
                                                 ------------------------------
******** *** ********, ******** ******** *** ******** ******** ******* ** ****
********* ***** ** ********** ** * *** ** ******* ******* **** *** ***** *****
********* **** *** **** ** ***** ************ ******** *** *** ********** ****
** * ******* ** ******** ** **** ** *** ****** ** ** ****, *** ********** **
********* ********* ** * ***** ******* ** ****** ***** *** ** *******, ****** **
*** *** ***** **** ***** ******* *********, ** ** *****.

2.      Exclusivity Minimum Sales after the 5th year following Governmental
        -------------------------------------------------------------------
Approval: *** *********** ******* **** ***** ***** ******** ** ***** ***** ***
--------
*** **** ********* ************ ******** ** *** **** ***** ** *** ***** *****
*** *** *** **** ********* ************ ********, ******* ** ********* **
******** ** **** ******* *. *** ******* ***** ***** ** *** *** ** *** *** ****
********* ************ ******** *** *** **** **** *** **** ****** **********
********* ** **** ***** *** **** ** ******** ***** **** ********* *******, **
***, **** *** ********** ** *** *********** ******* ***** ***** ***** **
********** ** *** *********** *********, ******* **********, ***********
******** *** *** ****** ** *********** ************* ** ******** ******** ***
******** ********. *************** *** *********, *** ******* ********* ***
***** **** *** *********** ******* ***** ***** *** *********** *** ** *******
***** ****** *********** *** ****** ** ******* * ************ ******** **
******** ******* ****** *********** ** ***** ** ****** ***** **** **** *** ***
********* *** ******* ** ****** *** **** ******** ** *** *****. ***********, ***
********* ******* ***** **** ** ********** **** *** *********. ***************
******** ** *** ******** ** **** ******* *, *** ***** ******** ** **** *******,
*** ***** ******* ** ** *** *********, *** ***********

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

******* **** ***** *** **** **** ***** *** *** **** ********* ************
******** ***** *** ****** *** *********** ******* ***** *** *** *** ****
********* ************ ******** *** ***** ** *** ***** ***** *** ***** **
********** ** ********** **** *** ***** ******** ** **** *******.

3.      Proration: Exclusivity Minimum Sales shall commence with the first
        ---------
calendar quarter following the date of such Governmental Approvals. The annual minimums shall be prorated by calendar quarter as follows: ****** of the annual minimum in the first calendar quarter following such Governmental Approval; ****** of the annual minimum in the second calendar quarter following such Governmental Approval; ****** of the annual minimum in the third calendar quarter following such Governmental Approval; and ****** of the annual minimum in the fourth calendar quarter following such Governmental Approval. The foregoing is not intended to create quarterly minimums, but rather to compute annual calendar minimum sales requirements recognizing that Governmental Approvals may be obtained at different times during a calendar year.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

4.      Examples:  The following examples shall serve to clarify Exclusivity
        --------
Minimum Sales:

Example 1: If Governmental Approval is received in the U.S.A. on
March 30th, and no Governmental Approval in a Major Country in Europe (see above) or Japan is received through the end of such calendar year, then the Exclusivity Minimum Sales would be ****** ML (i.e. ****** ML).

Example 2:  Example 1 situation plus the following: If Governmental Approval is
---------
received in a Major Country in Europe on June 30th of the next calendar year, and no Governmental Approval is received in Japan through the end of such calendar year, then the Exclusivity Minimum Sales for such calendar year would be ****** ML calculated as the sum of the following:

U.S.A.:  ****** being ****** of the remainder of First Year following
------
Governmental Approval in the U.S.A., plus ****** being ****** of the Second Year following Governmental Approval in the U.S.A.; plus

Europe: ****** being ****** of the First Year following Governmental Approval in
------
Europe

Example 3: Example 2 situation plus the following: If Governmental Approval is
---------
received in Japan on September 30th of the next calendar year of this Agreement, then the Exclusivity Minimum Sales for such calendar year would be ****** ML calculated as the sum of the following:

U.S.A.:  ****** being ****** of the Second Year following Governmental Approval
------
in the U.S.A., plus ****** being ****** of the Third Year following Governmental Approval in the U.S.A.; plus

Europe: ****** being ****** of the First Year following Governmental Approval in
------
Europe, plus ****** being ****** of the Second Year following Governmental Approval in Europe; plus

Japan: ****** being ****** of the First Year following Governmental Approval in
-----
Japan

                                                  EXHIBIT D
                                                  ---------

                            MANUFACTURING PROCESSES
                            -----------------------

                                                  EXHIBIT E
                                                  ---------

                 VITEX/NEW YORK BLOOD CENTER LICENSE AGREEMENT
                 ---------------------------------------------

                See Exhibit 10.7 to the Registration Statement.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                                                EXHIBIT F
                                                                ---------

                                   FORECASTS
                                   ---------


Example:

        USSC's Initial Forecast:

                        ****** binding          ****** Units consisting of:
                                                        ******Units ******
                                                       ****** Units ******

                        ****** non binding      ******    Units consisting of:
                                                        ****** Units ******
                                                        ****** Units ******

        USSC's Forecast ******       Later With Maximum Allowable Increases That
        Would Not Trigger Capacity Event in the ******:

                        ****** binding          ****** Units consisting of:
                                                       ****** Units ******
                                                        ****** Units ******

                  (****** ******** *********** ** ********)

NEW YORK Blood Center


310 E. 67th Street, New York NY 10021
212/570-3000

September 27, 1996



Mr. Thomas R. Ostermueller
President and Chief Executive Officer
V.I. TECHNOLOGIES, INC.
155 Duryea Road
Melville, New York 11747

              RE:    EXCLUSIVE LICENSE AGREEMENT (#4) FOR VIRALLY
                     INACTIVATED FIBRIN SEALANT/THROMBIN PRODUCTS

Dear Tom:

Reference is made to SECTIONS 2.1 and 2.2 of the above-referenced Exclusive License Agreement (the "NYBC LICENSE") between the New York Blood Center, Inc. ("NYBC") and Melville Biologics, Inc. (now V.I. Technologies, Inc.) ("VITEX"). Under those Sections, VITEX has agreed not to grant any sublicenses under the rights granted to it under the NYBC License without the prior written consent of NYBC.

You have provided us with a copy of the Exclusive Distribution Agreement between VITEX and United States Surgical Corporation, dated September 11, 1996 (the "USSC Agreement"). Under SECTION 8(H) of the USSC Agreement, VITEX is required to grant to USSC a Capacity Event License to manufacture and produce Products (as such terms are defined in the USSC AGREEMENT) under certain circumstances, which license would constitute a sublicense under the NYBC License. The Effective Date of the USSC Agreement is subject to, among other events, the NYBC's written consent to the said SECTION 8(H).

NYBC hereby consents to any Capacity Event License required to be granted by VITEX under the provisions of SECTION 8(H) of the USSC Agreement.

Sincerely yours,


BY:         /s/ John W. Adamson, M.D.
        -----------------------------
        John W. Adamson, M.D.
        President
        New York Blood Center, Inc.



cc:     M. Sparrow, Esq.
        M. DeWyngaert, Ph.D.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

NEW YORK Blood Center

310 E. 67th Street, New York, NY 10021-6295
212/570-3010

OFFICE OF THE PRESIDENT

        September 27, 1996



        Mr. Thomas R. Ostermueller
        President and Chief Executive Officer
        V.I. TECHNOLOGIES, INC.
        155 Duryea Road
        Melville, New York 11747

        Re: EXCLUSIVE LICENSE AGREEMENT (#4) FOR VIRALLY INACTIVATED FIBRIN SEALANT/THROMBIN PRODUCTS between the New York Blood Center, Inc. ("NYBC") and Melville Biologics, Inc. (Now V.I. Technologies Inc.). Effective October 26, 1995 ("License Agreement") - AMENDMENT I

        Dear Tom:

        In connection with the Exclusive Distribution Agreement of September 11, 1996 between your Company and United States Surgical Corporation, you have requested an amendment of the above-identified Exclusive License Agreement with respect to the possible institution of patent infringement actions against third parties. NYBC is willing to amend the Exclusive License Agreement by the addition of the following new Paragraph 8.5 to ARTICLE VIII. INFRINGEMENT:

          8.5. Notwithstanding the provisions of PARAGRAPHS 8.1 - 8.4 above, if, at any time during the Term of the Exclusive Distribution Agreement between V.I. Technologies, Inc. (Formerly Melville Biologics, Inc., and referred to herein as LICENSEE) and United States Surgical Corporation ("USSC") dated September 11, 1996 ("THE DISTRIBUTION AGREEMENT"), either NYBC or LlCENSEE or USSC becomes aware of any infringement by a third party of any of the PRODUCT PATENT RIGHTS (which are included in the definition of IPR in the Distribution Agreement) with respect to the manufacture or sale of any product listed on APPENDIX B hereof, then NYBC and LICENSEE agree ***********************************
               *****************************************************************
               ****************************************************************
               ************************************************************
               ****************************************************************
               **************************************************************
               **************************************************************
               ****************************************************************
               *************************************************************
               **************************************************************
               *****************************************************************
               *******************************************************
               *********************************************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        PAGE 2 - (TRO - EXCLUSIVE L.A.)



               *****************************************************************
               ***************************************************************
               ***************************************************************
               **************************************************************
               *******************************************************
               *************************

        With the exception of the addition set forth above, all the terms and conditions of the captioned License Agreement shall remain in full force and effect.

        If the foregoing is acceptable to your Company, please sign the enclosed copy of this letter and return it to us. Our signature on this letter will serve to confirm the amendment of the Exclusive License Agreement to include the new Paragraph 8.5 as set forth above.

        Sincerely yours,


           /s/ John W. Adamson M.D.
        ---------------------------
        John W. Adamson, M.D.
        President
        New York Blood Center, Inc.


                                        AGREED TO AND ACCEPTED BY:


                                        /s/ Thomas R. Ostermueller
                                        --------------------------
                                        Thomas R. Ostermueller
                                        President and Chief Executive Officer
                                        V.I. Technologies, Inc.
                                        (Formerly, Melville Biologics, Inc.)

NEW YORK Blood Center

71O E. 62th Street, New York NY 10071-6295
212/570-3010   Fax 212/570-3195

OFFICE OF THE PRESIDENT

   October 2, 1996

   Mr. Thomas R. Ostermueller
   President and Chief Executive Officer
   V.I. TECHNOLOGIES, INC.
   155 Duryea Road
   Melville, New York 11747

        Re: EXCLUSIVE LICENSE AGREEMENT (#4) FOR VIRALLY INACTIVATED FIBRIN SEALANT/THROMBIN PRODUCTS - CONSENT TO ASSIGNMENT

Dear Tom:

Reference is made to SECTION 12.1 of the above-referenced Exclusive LICENSE Agreement (the "NYBC License") between the New York Blood Center, Inc. ("NYBC") and Melville Biologics, Inc. (now, V.I. TECHNOLOGIES, Inc.) ("VITEX"). Under that Section, VITEX has agreed not to assign or otherwise transfer any of the rights granted to it under the NYBC License without the prior written consent of NYBC.

You have provided us with a copy of the Exclusive Distribution Agreement between VITEX and United States Surgical Corporation ("USSC"), dated September 11, 1996, amended on October 3, 1996, all effective on October 4, 1996 (the "USSC AGREEMENT"). NYBC understands that under SECTION 16(D) of the USSC Agreement, VITEX is required to assign to USSC, to the extent necessary to carry out the provisions of SECTION 16, its rights under SECTION 8.2 of the NYBC License.

NYBC hereby consents to the assignment to USSC of VlTEX's rights under Section
8.2 of the NYBC License, provided that USSC agrees to assume VlTEX's obligations under SECTIONS 8.2 and 8.3 of the NYBC License. Nothing contained herein (or in the USSC Agreement) shall serve to alter or expand the rights of VITEX (or its assignee, USSC) under Section 8.2 of the NYBC License.

Sincerely yours,


BY:         /s/ John W. Adamson MD
        --------------------------
        John W. Adamson, M.D.
        President
        New York Blood Center, Inc.


cc:     M. Sparrow, Esq.
        K. George, Esq.             (A,R&E)

                              AMENDMENT AGREEMENT



        THIS AMENDMENT AGREEMENT, made this 3rd day of October, 1996 by and between V.I. TECHNOLOGIES, INC., a Delaware corporation having its principal place of business at 155 Duryea Road, Melville, New York 11747 (formerly known as Melville Biologics, Inc.) ("VITEX"), and UNITED STATES SURGICAL CORPORATION, a Delaware corporation having its principal place of business at 150 Glover Avenue, Norwalk, Connecticut 06856 ("USSC").

        WHEREAS, VITEX and USSC (collectively the "Parties") are parties to an Exclusive Distribution Agreement dated September 11, 1996 (the "Distribution Agreement"); and

        WHEREAS, pursuant to Section 26 thereof, the Distribution Agreement will not become effective until certain conditions have been satisfied; and

        WHEREAS, the Parties desire to confirm that all of the said conditions have been satisfied and that the Distribution Agreement shall become effective subject to certain amendments to Section 16 thereof, all on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the parties agree as follows:

        1. Definitions. Unless otherwise expressly defined, capitalized terms will have the meanings ascribed to them in the Distribution Agreement.

        2. Satisfaction of Conditions. The Parties hereby acknowledge and agree that all of the conditions to effectiveness set forth in Section 26(a) of the Distribution Agreement have been satisfied, including, without limitation, the following:

               (a) Exhibits A, B and D. Exhibits A, B and D to the Distribution Agreement in the form agreed on by the Parties, are attached as Exhibits A, B and D hereto.

               (b) Consent of NYBC to Capacity Event License. A letter dated September 27, 1996 consenting on behalf of the New York Blood Center to the Capacity Event License in Section 8(h) of the Distribution Agreement is attached as Exhibit E hereto.

               (c) Amendment to NYBC License. A letter agreement dated September 27, 1996 amending the NYBC License with respect to certain matters covered by Section 16 of the Distribution Agreement is attached as Exhibit F hereto.

        3. Effective Date. The Parties agree that the Effective Date of the Distribution Agreement shall be October 4, 1996.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        4. Amendment to Section 16. Section 16 of the Distribution Agreement is hereby deleted in its entirety and replaced with the following:

               16.    Protection of Intellectual Property Rights

               (a) Prosecution of Third Party Infringers. If, at any time during the Term, either party shall become aware of any apparent infringement or threatened infringement by a third Person of the Existing Patents or Future Patents in the Field (collectively, the "IPRs"), the party having the knowledge thereof shall promptly give notice to the other party. Unless the Rights have been converted to non-exclusive in accordance with this Agreement, and except as otherwise provided in Section 16(b) below. *****************************************************
               *************************************************************
               ************************************************************
               ************************************************************
               ************************************************************
               ***************************************************************
               **********************************************************
               *****************************************************************
               *****************************************************************
               ****************************************************************
               *****************. In the event that any such Action for infringement may only be asserted in a particular jurisdiction in the name of VITEX or any of its Affiliates, then VITEX agrees that it will allow USSC to prosecute such Action in VITEX's name or in the name of VITEX's Affiliates at USSC's request. ****
               **************************************************************
               *************************************************************
               ***************************************************************
               *************************************************************
               *****************************************************************
               ****************************************************************
               *********************************************************
               ************************************************************
               ************************************************************
               ****************************************************************
               *********************************************************
               *****************************************************************
               ****************************************************************
               ****************************************************************
               **********************************************************
               *********************************************

               (b) Limitations on USSC's Rights Regarding Third Party Infringers. Notwithstanding anything in Section 16(a) to the contrary, the parties acknowledge that certain of the IPR include intellectual property licensed by VITEX from the New York Blood Center (the "NYBC IPR") pursuant to the New York Blood Center License Agreement, and that with respect to the NYBC IPR, USSC's rights under Section 16(a) are limited to (i) those rights expressly granted to it pursuant to the amendment to the New York Blood Center License Agreements dated September 27, 1996, and
               (ii) those rights at VITEX granted to it under Section 8.2 of the New York Blood Center License Agreement, which rights VITEX hereby assign to USSC to the extent necessary to carry out the provisions of Section 16(a) subject to USSC's assumption of the obligations of VITEX hereunder.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

               (c) Defense of Claims of Infringement. If, at any time during the Term, either party becomes aware of a claim or Action by a third Person that the use of an IPR or the marketing, distribution or sale of a Product in the Territory infringes or allegedly infringes the intellectual property rights of a third Person, the parties having the knowledge thereof shall promptly give notice to the other party. Such notices shall set forth the claim of the apparent infringement or threatened infringement to the extent then known by the notifying party.

                             (i)  *********************************************
                      *******************************************************
                      ******************************************************
                      ******************************************************
                      ********************************************************
                      ********************************************************
                      ********************************************************
                      **************************************************
                      ******************************************************
                      *********************************************************
                      ***************************************************
                      ***************************************************
                      **********************************************************
                      *******************************************************
                      *************************************************
                      *******************************************************
                      *******************************************************
                      ********************************************************
                      *****************************************************
                      ********************************************************
                      ******************************************************
                      *********************************************************
                      *********************************************************
                      ********************************************************
                      ********************************************************
                      **********************************************************
                      ******************

                             (ii) *****************************************
                      ******************************************************
                      *****************************************************
                      **************************************************
                      **********************************************************
                      **********************************************************
                      *******************************************************
                      ********************************************************
                      *********************************************************
                      ******************************************************
                      ************************************************
                      ******************************************************

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                                      -3-

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

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               (d)  Mutual Assistance. Each party will provide reasonable
                    -----------------
               assistance and information to the other party in connection with all such claims and Actions, upon request with reasonable prior notice, including, without limitation, securing the testimony of its officers, directors, employees, agents, and inventors, provided that the party prosecuting or defending the claim or Action shall reimburse the other party for all out of pocket expenses, other than attorney's fees and expenses, incurred by such other party in providing such requested cooperation.

        5.     Miscellaneous.
               -------------

               (a)  Effect of Amendments. Except as expressly amended hereby,
                    --------------------
the Distribution Agreement shall remain in full force and effect. All provisions of the Distribution Agreement relating to the interpretation or enforcement thereof shall apply equally to this Amendment Agreement.

               (b)  Execution in Counterparts. This Amendment Agreement may be
                    -------------------------
executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.


                                            V.I. TECHNOLOGIES, INC.



                                            By:  /s/ Thomas R. Ostermueller
                                               --------------------------------
                                            Name:  Thomas R. Ostermueller
                                                 ------------------------------
                                            Title:     President & CEO
                                                  -----------------------------


                       UNITED STATES SURGICAL CORPORATION



                                            By:    /s/ Eitan Nahum
                                               --------------------------------
                                            Name:  Eitan Nahum
                                                 ------------------------------
                                            Title:      V.P.
                                                  -----------------------------
EXHIBITS
--------

        Exhibit A            Description of Products
        Exhibit B            Existing Patents
        Exhibit C            None
        Exhibit D            Manufacturing Processes
        Exhibit E            New York Blood Center Consent Letter
        Exhibit F            New York Blood Center License Amendment

        Schedule 1           List of Patents Covered by Section 16(e)

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                   EXHIBIT A


                            DESCRIPTION OF PRODUCTS

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

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                   EXHIBIT B


PATENT/SERIAL NUMBER                         TITLE                                                       INVENTOR



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


["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                                   EXHIBIT D


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